UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 27, 2006
Wireless Ronin Technologies, Inc.
(Exact name of registrant as specified in its charter)

Minnesota	1-33169	41-1967918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
14700 Martin Drive
Eden Prairie, Minnesota 55344
(Address of principal executive offices, including zip code)
(952) 224-8110
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
SIGNATURES

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
     (e) On December 27, 2006, the compensation committee of our board of directors took various actions with respect to the compensation of our executive officers. In particular, the committee (1) adjusted annual base salaries for 2007, (2) awarded bonuses for 2006, (3) granted stock options under our 2006 Equity Incentive Plan, which is subject to shareholder approval, and (4) established a performance bonus plan for 2007.
Adjustment of Annual Base Salaries of Executive Officers
     Effective January 1, 2007, the following annual base salaries of executive officers were adjusted:

Name and Position of Executive Officer	2007 Annual Base Salary
Jeffrey C. Mack Chairman, President, Chief Executive Officer and Director	$225,000
John A. Witham Executive Vice President and Chief Financial Officer	$175,000
Scott W. Koller Senior Vice President, Sales and Marketing	$160,000
Christopher F. Ebbert Executive Vice President and Chief Technology Officer	$170,000
Brian Anderson Vice President and Controller	$137,500

2006 Management Bonuses
     Bonuses were awarded for services rendered during 2006 by executive officers as follows:

Name and Position of Executive Officer	2006 Bonus
Jeffrey C. Mack Chairman, President, Chief Executive Officer and Director	$75,000
John A. Witham Executive Vice President and Chief Financial Officer	$40,000
Scott W. Koller Senior Vice President, Sales and Marketing	$30,000
Christopher F. Ebbert Executive Vice President and Chief Technology Officer	$25,000
Stephen E. Jacobs Executive Vice President and Secretary	$20,000

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Stock Option Awards
     Nonqualified stock options were awarded to executive officers under our 2006 Equity Incentive Plan, which is subject to shareholder approval, as follows:

Name and Position of Executive Officer	Option Award
Jeffrey C. Mack Chairman, President, Chief Executive Officer and Director	125,000 shares
John A. Witham Executive Vice President and Chief Financial Officer	75,000 shares
Scott W. Koller Senior Vice President, Sales and Marketing	95,000 shares
Christopher F. Ebbert Executive Vice President and Chief Technology Officer	75,000 shares
Brian Anderson Vice President and Controller	50,000 shares*
Stephen E. Jacobs Executive Vice President and Secretary	15,000 shares

*The option to Brian Anderson has previously been awarded.
     It is anticipated that Mr. Jacobs will be retiring from our company in April 2007. As a result, the option awarded to Mr. Jacobs will vest in full following shareholder approval of the 2006 Equity Incentive Plan and must be exercised within 90 days thereafter. Each of the foregoing options is subject to shareholder approval of the 2006 Equity Incentive Plan prior to March 30, 2007. Each option, with the exception of the option awarded to Mr. Jacobs, will have a term of five years and be exercisable at the rate of 25% of the number of shares awarded thereunder on January 1, 2008 and an additional 25% of each award on the first day of January in 2009, 2010 and 2011. The exercise price of each option will, in accordance with the terms of the 2006 Equity Incentive Plan, be the closing price of our common stock on The NASDAQ Stock Market on December 27, 2006.
Performance Bonus Plan for 2007
     The committee established that the following executive officers will have the following cash bonus potential upon achieving performance objectives for 2007:

Name and Position of Executive Officer	2007 Bonus Potential
Jeffrey C. Mack Chairman, President, Chief Executive Officer and Director	$175,000
John A. Witham Executive Vice President and Chief Financial Officer	$70,000
Scott W. Koller Senior Vice President, Sales and Marketing	$25,000
Christopher F. Ebbert Executive Vice President and Chief Technology Officer	$30,000
Brian Anderson Vice President and Controller	$25,000

     The committee set a certain performance objective for 2007. If 100% of such objective is met, 100% of each potential bonus will be paid. If at least 85% (but not 100%) of such objective is met, 50% of each potential bonus will be paid. If at least 75% (but not 85%) of such objective is met, 20% of each potential bonus will be paid. If less than 75% of such objective is met, no bonuses will be paid.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 27, 2006	Wireless Ronin Technologies, Inc.
	By:	/s/ John A. Witham
John A. Witham
Executive Vice President and Chief Financial Officer

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